Exhibit 10.4

LONESTAR RESOURCES US INC.

2016 INCENTIVE PLAN

(Adopted by the Board of Directors on March 22, 2016)

ARTICLE 1.                                                     ESTABLISHMENT AND PURPOSES OF THE PLAN

The Lonestar Resources US Inc. 2016 Incentive Plan, as amended from time to time (the “Plan”) is a successor to the Lonestar Resources Limited 2012 Employee Share Option Plan and has been adopted by the Board for use following the re-domiciliation of Lonestar Resources Limited to the United States by means of the Company’s acquisition of Lonestar Resources Limited.  The purposes of the Plan are to attract Employees and Directors of experience and ability, foster and promote loyalty between the Company and its Employees and Directors, recognize the ongoing ability of Employees and their expected efforts and contribution in the long term to the performance and success of the Company and provide an incentive to Employees and Directors by giving them an opportunity to acquire Options, and ultimately, Shares in accordance with the terms of the Plan.

ARTICLE 2.                                                     DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1                               “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.  The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

2.2                               “Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state and non-U.S. securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable securities or exchange control laws of any non-US country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3                               “Award” means an Option granted to a Participant pursuant to the Plan.

2.4                               “Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.5                               “Board” means the Board of Directors of the Company.

2.6                               “Change in Control” means and includes each of the following:

(a)                                 A transaction or series of transactions (other than an offering of the Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in

Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)                                 During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.6(a) or Section 2.6(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)                                  The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)                                     Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)                                  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.6(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)                                 The Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

2.7                               “Code” means the U.S. Internal Revenue Code of 1986, as amended.  All references herein to specific sections of the Code shall include any successor provisions of the Code or corresponding sections of any future U.S. federal tax code.

2.8                               “Committee” means the committee of the Board appointed or described in Article 7 to administer the Plan.

2.9                               “Common Stock” means the Class A voting common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for the Common Stock pursuant to Article 6.

2.10                        “Company” means Lonestar Resources US Inc., a Delaware corporation.

2.11                        “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.12                        “Director” means a member of the Board.

2.13                        “Disability” means that, in the opinion of the Company and with effect on a date determined by the Company, after considering such medical and other evidence as it sees fit, a Participant has become incapacitated to such an extent as to render the Participant unlikely ever to engage in any occupation for which he is reasonably qualified by education, training or experience. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Company in its discretion.  Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code.

2.14                        “Effective Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities, subject to stockholder approval.

2.15                        “Eligible Individual” means any natural person who is an Employee or a Director, as determined by the Committee.

2.16                        “Employee” means a full-time or part-time employee of the Company or any Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or Affiliate as (a) leased from or otherwise employed by a third party, (b) independent contractors or (c) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation, administrative determination or otherwise.  Neither services as a Director nor payment of a director’s fee by the Company or an Affiliate shall be sufficient to constitute “employment” by the Company or an Affiliate.

2.17                        “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per-share value of the Shares underlying outstanding Awards.

2.18                        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.19                        “Fair Market Value” means, as of any given date, (a) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in The Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) in the absence of an established market for the Shares of the type described in (a) or (b) of this Section 2.19, the fair market value established by the Committee acting in good faith, under a reasonable methodology and reasonable application in compliance with Section 409A of the Code to the extent such determination is necessary for Awards under the Plan to comply with, or be exempt from, Section 409A of the Code.

2.20                        “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.21                        “Non-Employee Director” means a Director of the Company who is not an Employee.

2.22                        “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.23                        “Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of Shares at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.24                        “Participant” means any Eligible Individual who, as a Director or Employee, has been granted an Award pursuant to the Plan.

2.25                        “Permitted Assignee” means any of the family members of a Participant listed in Section 5.5 to whom a Participant may assign or transfer an Award (other than an Incentive Stock Option) without consideration.

2.26                        “Plan” means this Lonestar Resources US Inc. 2016 Incentive Plan, as it may be amended from time to time.

2.27                        “Redundancy” means, in relation to a Participant who is an Employee, a determination by the Company that the Company’s (or employing Affiliate’s) need to employ the Participant for the particular kind of work carried out by the Participant has ceased (but, for the avoidance of any doubt, does not include the dismissal of an Participant for personal or disciplinary reasons or where the Participant leaves the employ of the Company or an Affiliate of his or her own accord), provided, however, that “Redundancy” may have such other meaning as may be established by the Committee in an Award Agreement

2.28                        “Retirement” means, in relation to a Participant who is an Employee, retirement by the Participant from the Company and its Affiliates at age sixty (60) or over or such earlier age as considered appropriate by the Committee, provided, however, that “Retirement” may have such other meaning as may be established by the Committee in an Award Agreement.

2.29                        “Securities Act” means the U.S. Securities Act of 1933, as amended.

2.30                        “Service” means service as an Employee or Non-Employee Director.  Except as otherwise determined by the Committee in its sole discretion, a Participant’s Service terminates when the Participant ceases to provide active services to the Company or an Affiliate and shall not be extended by any notice period mandated under applicable employment laws or the terms of the Participant’s employment or service contract, if any.  The Company determines which leaves of absence shall count toward Service and when Service terminates for all purposes under the Plan.  Further, unless otherwise determined by the Company, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides Services to the Company or an Affiliate, or a transfer between entities (i.e., the Company or any Affiliates), provided that there is no interruption or other termination of Service in connection with the Participant’s change in capacity or transfer between entities.  Notwithstanding the foregoing, Service does not terminate when an Employee goes on a bona-fide leave of absence that was approved by the Company in writing.  However, for purposes of determining whether an Option is entitled to Incentive Stock Option status, an Employee’s Service shall be treated as terminated ninety (90) days after such Employee goes on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.

2.31                        “Share” means a share of Common Stock.

2.32                        “Specified Reason” means Retirement, Disability, Redundancy or death.

2.33                        “Tax-Related Items” means any U.S. federal, state, and/or local taxes and any taxes imposed by a jurisdiction outside of the United States (including, without limitation, income tax, social insurance contributions, payment on account, employment tax obligations, stamp taxes and any other taxes required by law to be withheld and any employer tax liability for which the Participant is liable).

2.34                        “Unrestricted Pool” means a number of Shares equal to 5% of the total number of Shares available for issuance under the Plan pursuant to Section 3.1 hereof.

ARTICLE 3.                                                     SHARES SUBJECT TO THE PLAN

3.1                               Number of Shares. Subject to Article 6 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 2,500,000 Shares. All of the Shares reserved for issuance hereunder may be issued pursuant to the exercise of Incentive Stock Options.

(a)                                 Shares Reissuable Under Plan.  To the extent that an Award terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award pursuant to the Plan.  Notwithstanding the provisions of this Section 3.1, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option.

(b)                                 Shares Not Reissuable under Plan.  Notwithstanding the foregoing, the following Shares shall be counted against the maximum number of Shares available for issuance pursuant to Section 3.1 hereof and shall not be returned to the Plan: (i) Shares covered by an Option which are surrendered in payment of the Option exercise or purchase price or in satisfaction of obligations for Tax-Related Items incident to the exercise of an Option; (ii) Shares that are not issued or delivered as a result of the net-settlement of an outstanding Option; or (iii) Shares that are repurchased on the open market with the proceeds of the exercise of an Option.

(c)                                  Shares Not Counted Against Share Pool Reserve.  To the extent permitted by Applicable Law, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or an Affiliate shall not be counted against Shares available for grant pursuant to this Plan.  Additionally, to the extent permitted by Applicable Law, in the event that a company acquired by (or combined with) the Company or an Affiliate has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the stockholders of the entities party to such acquisition or combination) may, at the discretion of the Committee, be used for Awards under the Plan in lieu of awards under the applicable pre-existing plan of the other company and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Affiliate in existence prior to such acquisition or combination.

3.2                               Shares Distributed.  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market, subject to Section 3.1(b)(iii) hereof.

3.3                               Limitation on Number of Shares Subject to and Amounts payable under Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 6, where it is intended to comply with Section 162(m) of the Code, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000 Shares.  To the extent required by Section 162(m) of the Code or the U.S. Department of Treasury regulations promulgated thereunder, in applying the foregoing limitations with respect to a Participant, if any Option cancelled, the cancelled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Participant.  For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

3.4                               Non-Employee Director Limitations.  No Non-Employee Director may be granted, in any calendar year, Options with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of greater than $300,000, increased to $1,000,000 in the calendar year of his or her initial service as an Non-Employee Director.  Any Awards granted to an individual while he or she was an Employee but not an Non-Employee Director will not count for purposes of the limitations under this Section 3.4.

ARTICLE 4.                                                     ELIGIBILITY AND PARTICIPATION

4.1                               Eligibility.  Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.  An Eligible Individual who is subject to taxation in the U.S. and who is providing Service to an Affiliate may be granted Options under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of the U.S. Department of Treasury regulations promulgated under Section 409A of the Code.

4.2                               Participation.  Subject to the provisions of the Plan, the Committee, from time to time, may select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the terms and amount of each Award.  No Eligible Individual shall have any right to be granted an Award pursuant to this Plan and the grant of an Award to an Eligible Individual shall not imply any entitlement to receive future Awards.

ARTICLE 5.                                                     KEY TERMS AND CONDITIONS OF STOCK OPTIONS

5.1                               General.  The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions and such additional terms and conditions as may be specified by the Committee:

(a)                                 Exercise Price.  The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 5.2(c) hereof, (i) if the Participant is subject to taxation in the U.S.; or (ii) to the extent desirable to qualify an Option as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per-Share exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

(b)                                 Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed seven (7) years.  Subject to Section 5.4, the Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)                                  Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, including the following methods: (i) cash or check; (ii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date or surrender of attestation equal to the aggregate exercise price of the Shares as to which the Award is to be exercised; (iii) promissory note from a Participant to the Company or a third-party loan guaranteed by the Company (in either case, with such loan bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code); (iv) through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; (v) other property acceptable to the Committee; or (vi) any combination of the foregoing methods of payment.  The Award Agreement will specify the methods of paying the exercise price available to Participants.  The Committee also shall determine the methods by which Shares shall be delivered or deemed to be delivered to Participants.  Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)                                 Exercise of Option.

(i)                                     Procedure for Exercise; Rights as a Stockholder.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Participant.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 6.1 of the Plan.

(ii)                                  Termination of Participant’s Service.  Unless otherwise provided by the Committee, if a Participant ceases to provide Services to the Company or any Affiliate for a reason other than a Specified Reason, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  Unless otherwise provided by the Committee, if on the date of termination of Service for a reason other than a Specified Reason the Participant is not vested as to his or her entire Option, the unvested portion of the Option shall be forfeited and the Shares covered by the unvested portion of the Option shall revert to the Plan. Unless otherwise provided by the Committee, if a Participant ceases to provide Services to the Company or any Affiliate for a Specified Reason, any unvested portion of the Participant’s Option will vest in full and the Participant may exercise such portion of the Option within such period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) and any vested portion of the Option may be exercised by the Participant at any time prior to the expiration of the term of such Option. If after termination of Service the Participant does not exercise his or her Option within the time specified by the Committee, the Option shall terminate, and the Shares covered by such Option will revert to the Plan.  To the extent the Option is exercisable following a Participant’s death, the Option may be exercised by such persons as may be specified in the Award Agreement, which may include any of the following: (i) the Participant’s designated beneficiary, provided that such designation is permitted under Applicable Laws and that such beneficiary has been designated before the Participant’s death in a form acceptable to the Company; (ii) the Participant’s legal representative or representatives; (iii) the person or persons entitled to do so pursuant to the Participant’s last will and testament; or (iv) if the Participant fails to make testamentary disposition of the Option or dies intestate, by the person or persons entitled to receive the Option pursuant to the applicable laws of descent and distribution.

5.2                               Incentive Stock Options.  Incentive Stock Options shall be granted only to Employees of the Company or any “subsidiary corporation,” as defined in Section 424(f) of the Code and any applicable U.S. Department of Treasury regulations promulgated thereunder, of the Company, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a)                                 Expiration.  Subject to Section 5.2(c) hereof, an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)                                     Seven (7) years from the date of grant, unless an earlier time is set in the Award Agreement;

(ii)                                  Three (3) months after the Participant’s termination of Service; and

(iii)                               One (1) year after the date of the Participant’s termination of Service on account of death or Disability (within the meaning of Section 22(e)(3) of the Code).

(b)                                 Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)                                  Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Shares of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five (5) years from the date of grant.

(d)                                 Notice of Disposition.  The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such Shares to the Participant.

(e)                                  Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f)                                   Failure to Meet Requirements.  Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3                               Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, not inconsistent with the Plan, which may include, without limitation, the term of an Award, the provisions applicable in the event the Participant’s Service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

5.4                               Minimum Vesting Requirements.  Notwithstanding any other provision of the Plan, no portion of Award shall vest before the first anniversary of the date of grant, subject to earlier vesting in whole or in part as contemplated in Section 6.2 hereof or in connection with the termination of the Participant’s Service for a Specified Reason; provided that the minimum vesting period set forth in this sentence shall not apply to Awards relating to Shares in the Unrestricted Pool, which shall be subject to vesting over such period as the Committee shall specify.

5.5                               Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.  To the extent and under such terms and conditions as determined by the Committee and provided such transfer is consistent with securities offerings registered on a Form S-8, a Participant may assign or transfer an Award (other than an Incentive Stock Option) without consideration to any of the following Permitted Assignees: (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

5.6                               Stock Certificates; Book Entry Procedures.

(a)                                 Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all Applicable Laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded.  All certificates evidencing Shares delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or local securities or other laws, including laws of jurisdictions outside of the United States, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.  The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including, without limitation, a window-period limitation, as may be imposed in the discretion of the Committee.

(b)                                 Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any Applicable Law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

5.7                               Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website, intranet or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 6.                                                     CHANGES IN CAPITAL STRUCTURE

6.1                               Adjustments.

(a)                                 In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, without limitation, adjustments of the limitations in Sections 3.1, 3.3 and 3.4 hereof); (b) the terms and conditions of any outstanding Awards; and (c) the grant or exercise price per Share for any outstanding Options under the Plan.

(b)                                 In the event of any transaction or event described in Section 6.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)                                     To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 6.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)                                  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)                               To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options;

(iv)                              To provide that such Award shall be exercisable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)                                 To provide that the Award cannot vest or be exercised after such event.

(c)                                  In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 6.1(a) and 6.1(b) hereof:

(i)                                     The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof shall be equitably adjusted.  The adjustments provided under this Section 6.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)                                  The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, without limitation, adjustments of the limitations in Sections 3.1, 3.3 and 3.4 hereof).

6.2                               Change in Control.

(a)                                 Notwithstanding Section 6.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, substituted or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse and, following the consummation of such Change in Control, all such Awards shall terminate and cease to be outstanding.  In the event that the terms of any agreement (other than the Award Agreement) between the Company or any Affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 6.2(a), this Section 6.2(a) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(b)                                 The Committee may at any time provide that one or more Awards will automatically accelerate in connection with a Change in Control, whether or not those Awards are assumed or otherwise continue in full force and effect. In addition, where Awards are assumed or continued after a Change in Control, the Committee may provide that one or more Awards will automatically accelerate upon an involuntary termination of the Participant’s employment or service within a designated period following the effective date of such Change in Control.  Any such Award shall accordingly, immediately prior to the effective date of such Change in Control or upon an involuntary termination of the Participant’s employment or service following a Change in Control, become fully exercisable and all forfeiture restrictions on such Award shall lapse.

(c)                                  Upon a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including, without limitation, the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

(d)                                 The portion of any Incentive Stock Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded.  To the extent such U.S. dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Statutory Option under the U.S. federal tax laws.

6.3                               No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of Shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or the exercise price of any Award.

ARTICLE 7.                                                     ADMINISTRATION

7.1                               Committee.  The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other Applicable Law or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board or required or permitted by Applicable Law, the Committee shall consist solely of two or more Non-Employee Directors, each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor rule, and an “independent director” under the applicable NASDAQ rules (or other principal securities market on which Shares are traded).  Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Non-Employee Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 7.5 hereof.  Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

7.2                               Action by the Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

7.3                               Authority of Committee.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)                                 Designate Participants to receive Awards;

(b)                                 Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(c)                                  Determine the terms and conditions of any Award granted pursuant to the Plan, including, without limitation, the exercise price or grant price, any restrictions or limitations on the Award, any schedule for lapse of restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(d)                                 Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

(e)                                  Prescribe the form of each Award Agreement, which need not be identical for each Participant and may vary for Participants within and outside of the United States;

(f)                                   Decide all other matters that must be determined in connection with an Award;

(g)                                  Establish, adopt, or revise any rules and regulations including adopting sub-plans or addenda to the Plan for the purposes of complying with foreign laws and/or taking advantage of tax-favorable treatment for Awards granted to Participants outside the United States, as it may deem necessary or advisable to administer the Plan;

(h)                                 To suspend or terminate the Plan at any time, subject to Article 9;

(i)                                     To amend or modify the terms of an Award, provided that except with respect to amendments made or other actions taken pursuant to Section 10.13 hereof or any amendment or other action with respect to an outstanding Award that may be required or desirable to facilitate compliance with Applicable Law, as determined in the sole discretion of the Committee, no amendment or modification of an outstanding Award shall affect adversely, in any material way, any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

(j)                                    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(k)                                 Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

7.4                               Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

7.5                               Delegation of Authority.  To the extent permitted by Applicable Law, the Board, from time to time, may delegate to a Committee of one or more members of the Board or one or more officers of the Company the authority to grant Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder.  Furthermore, if the authority to grant or amend Awards has been delegated to the Committee pursuant and subject to the preceding sentence, such authority may be further delegated by the Committee to one or more officers of the Company.  To the extent permitted by Applicable Law, any delegation hereunder may include the right to modify Awards as necessary to accommodate changes in Applicable Laws or regulations, including in jurisdictions outside the United States. Furthermore, any delegation hereunder shall be subject to the restrictions and limitations that the Board (or, as applicable, the Committee) specifies at the time of such delegation, and the Board (or, as applicable, the Committee) may rescind at any time the authority so delegated and/or appoint a new delegatee.  At all times, the delegatee appointed under this Section 77.5 shall serve in such capacity at the pleasure of the Board (or, as applicable, Committee).

ARTICLE 8.                                                     EFFECTIVE DATE AND EXPIRATION DATE

8.1                               Plan Effective Date.  The Plan was approved by the Board on March 22, 2016 and became effective on the Effective Date, provided, however, that no Award may be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be obtained within twelve (12) months of the date the Plan is adopted by the Board. Notwithstanding anything in the Plan to the contrary, if the Company’s stockholders do not approve the Plan, no further Awards will be made under the Plan and any Awards granted under the Plan other than pursuant to Section 3.1(c) will be void ab initio and of no legal force or effect.

8.2                               Expiration Date.  The Plan will continue in effect until it is terminated by the Board pursuant to Section 9.1 hereof, except that no Incentive Stock Options may be granted under the Plan after the tenth (10th) anniversary of March 22, 2016.  Any Awards that are outstanding on the date the Plan terminates shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 9.                                                     AMENDMENT, MODIFICATION, AND TERMINATION

9.1                               Amendment, Modification, and Termination.  Subject to Section 10.13 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Article 6), or (ii) permits the Committee to extend the exercise period for an Option beyond seven years from the date of grant.  Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per-Share exercise price of the Shares subject to such Option below the per-Share exercise price as of the date the Option is granted and, except as permitted by Article 6, (a) no Option may be granted in exchange for, or in connection with, the cancellation, surrender or substitution of an Option having a higher per-Share exercise price and (b) no Option may be cancelled in exchange for, or in connection with, the payment of a cash amount at a time when the Option has a per-Share exercise price that is higher than the Fair Market Value of a Share.

9.2                               Awards Previously Granted.  Except with respect to amendments made or other actions taken pursuant to Section 10.13 hereof or any amendment or other action with respect to an outstanding Award that may be required or desirable to facilitate compliance with Applicable Law, as determined in the sole discretion of the Committee, no termination, amendment, or modification of the Plan shall affect adversely, in any material way, any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

ARTICLE 10.                                              GENERAL PROVISIONS

10.1                        No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

10.2                        No Stockholder Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award, including the right to vote or receive dividends, until the Participant becomes the record owner of such Shares, notwithstanding the exercise of an Option.

10.3                        Tax-Related Items.  The Company or any Affiliate, as applicable, shall have the authority and the right to deduct or withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy the obligation for Tax-Related Items with respect to any taxable or tax withholding event concerning a Participant arising as a result of the Participant’s participation in the Plan or to take such other action as may be necessary or appropriate in the opinion of the Company or an Affiliate, as applicable, to satisfy withholding obligations for the payment of Tax-Related Items by one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation; (b) withholding from the proceeds of sale of Shares underlying an Award, either through a voluntary sale or a mandatory sale arranged by the Company on the Participant’s behalf, without need of further authorization; or (c) in the Committee’s sole discretion, by withholding Shares otherwise issuable under an Award (or allowing the return of Shares) sufficient, as determined by the Committee in its sole discretion, to satisfy such Tax-Related Items.  No Shares shall be delivered pursuant to an Award to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee to satisfy the obligations for Tax-Related Items with respect to any taxable or tax withholding event concerning the Participant or such other person arising as a result of an Award.

10.4                        No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s Service at any time, nor confer upon any Participant any right to continue in the Service of the Company or any Affiliate.

10.5                        Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

10.6                        Indemnification.  To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

10.7                        Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

10.8                        Expenses.  The expenses of administering the Plan shall be borne by the Company and/or Affiliates.

10.9                        Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

10.10                 Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

10.11                 Government and Other Regulations.  The obligation of the Company to make payment of awards in Shares or otherwise shall be subject to all Applicable Laws of the United States and jurisdictions outside the United States, and to such approvals by government agencies, including government agencies in jurisdictions outside of the United States, in each case as may be required or as the Company deems necessary or advisable.  Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any Applicable Law in the United States or in a jurisdiction outside of the United States or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.  The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant.  The Company shall be under no obligation to register pursuant to the Securities Act any of the Shares paid pursuant to the Plan.  If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

10.12                 Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

10.13                 Section 409A.  Except as provided in Section 10.14 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective.  Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical.

10.14                 No Representations or Covenants with respect to Tax Qualification.  Although the Company may endeavor to (a) qualify an Award for favorable or specific tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code or French-qualified stock options) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 10.13 hereof, notwithstanding.  The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.  Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

10.15                 Clawback/Recovery. All Awards granted under the Plan (including Awards that have vested or have been exercised in accordance with the Award Agreement) will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws.  In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate, including, without limitation, a reacquisition right in respect of previously-acquired Shares or other cash or property upon the occurrence of cause (as determined by the Committee).

10.16                 Severability.  If any provision of the Plan or the application of any provision hereof to any person or circumstance is held to be invalid or unenforceable, the remainder of the Plan and the application of such provision to any other person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

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